SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2021

ALSP Orchid Acquisition Corporation I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41086	98-1624733
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2815 Eastlake Avenue East Suite 300 Seattle, WA	98102
(Address of principal executive offices)	(Zip Code)

(206) 957-7300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one half of one redeemable warrant to acquire one Class A ordinary share	ALORU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the Units	ALOR	The Nasdaq Stock Market LLC
Redeemable warrants to acquire one Class A ordinary share included as part of the Units, each whole warrant exercisable for one Class A ordinary share of at an exercise price of $11.50	ALORW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 18, 2021, the Registration Statement on Form S-1 (File No. 333-260709) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of ALSP Orchid Acquisition Corporation I (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On November 23, 2021, the Company consummated the IPO of 17,250,000 units (the “Public Units”), including 2,250,000 Units pursuant to the full exercise by the underwrites of their over-allotment option. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (“Ordinary Shares”), and one half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $172,500,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated November 18, 2021, by and among the Company, Stifel, Nicolaus & Company, Incorporated and Nomura Securities International, Inc., as representatives of the underwriters named in Schedule A therein, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•

an Indemnity Agreement, dated November 18, 2021, by and between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company;

•

a Private Placement Unit Purchase Agreement, dated November 22, 2021, by and between the Company and ALSP Orchid Sponsor LLC (the “Sponsor”), pursuant to which the Sponsor purchased 915,000 private placement units (the “Private Units” and together with the Public Units, the “Units”), each Private Unit consists of one Ordinary Share and one half of one redeemable warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”), each whole Private Unit entitling the holder thereof to purchase one Ordinary Share at an exercise price of $11.50 per share, subject to adjustment;

•

a Warrant Agreement, dated November 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Private Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•

an Investment Management Trust Agreement, November 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Units, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

a Registration Rights Agreement, dated November 23, 2021, by and among the Company, the Sponsor and certain equityholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other equityholders, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities (the “Registration Rights Agreement”);

•

Letter Agreement, dated November 23, 2021, by and among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which the Sponsor and each executive officer and director of the Company has agreed to take, or not take, certain actions related to his or her role in the management or governance of the Company and ownership of securities of the Company; and

•

an Administrative Services Agreement, dated November 23, 2021, by and between the Company and Accelerator Services Corporation, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $20,000 per month until the earlier of the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.3, 10.5, 4.1, 10.1, 10.2, 10.4 and 10.6 respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Public Units, the Company consummated the private placement of 915,000 Private Placement Units, at a price of $10.00 per unit, generating total proceeds of $9,150,000. Each Private Placement Unit consists of one Ordinary Share and one half of one Private Placement Warrants. The Private Placement Units, which were purchased by the Sponsor, are substantially similar to the Public Units sold in the IPO, subject to certain limited exceptions. No underwriting discounts or commissions were paid with respect to the purchase of the Private Placement Units. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03.	Amendments to Memorandum and Articles of Association.

On November 23, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated November 18, 2021, by and among the Company, Stifel, Nicolaus & Company, Incorporated and Nomura Securities International, Inc.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated November 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Account Agreement, dated November 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, by and among the Company, the Sponsor and certain other equityholders named therein.

10.3	Indemnity Agreement, dated November 18, 2021, by and between the Company and each of the Company’s officers and directors.

10.4	Letter Agreement, dated November 23, 2021, by and among the Company, the Sponsor and the Company’s officers and directors.

10.5	Private Placement Unit Purchase Agreement, Dated November 22, 2021, by and between the Company and the Sponsor.

10.6	Administrative Services Agreement, dated November 23, 2021, by and between the Company and Accelerator Services Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2021	ALSP Orchid Acquisition Corporation I

	By:	/s/ Thong Q. Le
	Name:	Thong Q. Le
	Title:	Chief Executive Officer

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